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Capital Emerging Markets
Total Opportunities Fund¨

Prospectus Supplement

December 5, 2012

The prospectus dated November 18, 2011 (as supplemented March 21, 2012) is amended as described below.

The following is added to the "How to sell shares" section of the prospectus under the heading "Frequent trading of fund shares."

The fund’s purchase blocking policy is temporarily suspended. Although the policy is suspended, the fund and Capital Guardian Trust Company will continue to restrict frequent trading of fund shares or other potentially abusive trading as described in this prospectus.

Keep this supplement with your prospectus.

MFGEBSX-370-1212P  Printed in USA  CGD/AFD/10211-S35504